SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549

                                FORM 8-K

                         Current Report Pursuant
                      to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

                              May 29, 1997
           (Date of Report (Date of Earliest Event Reported))

                         LA-Z-BOY INCORPORATED
         (Exact Name of Registrant as Specified in Its Charter)

                                Michigan
             (State or Other Jurisdiction of Incorporation)

                                 1-9656
                        (Commission File Number)

                               38-0751137
                  (I.R.S. Employer Identification No.)

                         1284 N. Telegraph Road
                         Monroe, Michigan 48162
      (Address of Principal Executive Offices, Including Zip Code)

                             (313) 242-1444
          (Registrant's Telephone Number, Including Area Code)

                            [not applicable]
       (Former Name or Former Address If Changed Since Last Report



Item 5.  Other Events

  Exhibit
  Number                          Description
  -------    -------------------------------------------------------------
  (27)       Financial Data Schedule (EDGAR only)
  (99)(a)    News Release and Financial Information Release
  (99)(b)    Annual Report Financial Section










                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             LA-Z-BOY INCORPORATED


Date:  May 29, 1997                              Gene M. Hardy
                                            Secretary and Treasurer